UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 25, 2010 (June 24, 2010)
Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place,
Stamford, Connecticut	06902

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.
     On June 24, 2010, Aircastle Limited announced that it signed a credit agreement for a $108 million pre-delivery payment financing commitment from Sumitomo Mitsui Banking Corporation (“SMBC”) with respect to six new Airbus A330-200 passenger aircraft scheduled for delivery on long-term leases to South African Airways PTY LTD during 2011, as described in the press release attached as Exhibit 99.1, which is incorporated herein by this reference.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibit 99.1 Press Release dated June 24, 2010 which is being furnished hereto pursuant to Item 7.01.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AIRCASTLE LIMITED
(Registrant)
/s/ David Walton
David Walton
Chief Operating Officer,
General Counsel and Secretary
Date: June 25, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 24, 2010